SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

[  ]    Definitive Proxy Statement

[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Federated Utility Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]   No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.      Title of each class of securities to which transaction applies:

2.      Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.      Proposed maximum aggregate value of transaction:

5.      Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

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2)      Form, Schedule or Registration Statement No.:

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3)      Filing Party:

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4)      Date Filed:

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FEDERATED UTILITY FUND, INC.

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.



     Federated Utility Fund, Inc., will hold an annual meeting of shareholders on March 26, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.



WHAT ISSUES AM I BEING ASKED TO VOTE ON?

     The proposals include the election of Directors, ratification of independent auditors, and changes to the Fund's fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?

     The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

     Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

     The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

     The independent auditors conduct a professional examination of certain of the Fund's accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves considerable discretion, the auditor's opinion is an important assurance to both the Fund and its investors.

     The Board of Directors approved the selection of Ernst & Young LLP, long-time auditors of the Fund, for the current fiscal year and believes that the continued employment of this firm is in the Fund's best interests.

WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?

     Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

     In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

     By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act, as amended; and

o remove fundamental policies that are no longer required by the securities laws of individual states.

o Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders. The Board believes that the proposed changes can be applied responsibly by the Fund's investment adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

     As noted above, some "fundamental policies" have been redefined as "operating policies" by changes made to the 1940 Act. Operating policies do not require shareholder approval to be changed. This gives the Fund's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

HOW DO I VOTE MY SHARES?

     You may vote in person at the annual meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone at 1-800-________, or through the Internet at PROXYVOTE.COM. We encourage you to vote by telephone or through the Internet, because these voting methods will save the Fund a good deal of money. If we do not receive your Proxy Card, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

FEDERATED UTILITY FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 26, 1999

     An annual meeting of the shareholders of Federated Utility Fund, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on March 26, 1999 to consider proposals:

(1)  To elect nine Directors.

(2)  To ratify the selection of the Fund's independent auditors.

(3)  To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy on diversification of its investments;

(b) To make non-fundamental, and to amend, the Fund's fundamental investment policy regarding restricted securities;

(c) To make non-fundamental the Fund's fundamental investment policy prohibiting investment in securities to exercise control of an issuer;

(d) To make non-fundamental and to amend the Fund's fundamental investment policy to permit the Fund to invest in the securities of other investment companies;

(e) To amend the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding; and

(f) To make non-fundamental the Fund's fundamental investment policy on investing in securities of foreign issuers.

(4)  To eliminate certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy on investing in new issuers;

(b) To remove the Fund's fundamental investment policy on investing in oil, gas, and minerals;

(c) To remove the Fund's fundamental investment policy on investing in issuers whose securities are owned by Officers and Directors; and

(d) To remove the Fund's fundamental investment policy on investing in warrants.

(5) To remove the 5% limitation on writing call options, and to authorize the Fund to purchase options.

(6)  To approve amendments to the Fund's Amended and Restated Articles of
     Incorporation:

(a) To require the approval of a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Fund to another fund or corporation; and

(b) To permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed January 12, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Board of Directors,

John W. McGonigle

Secretary

January 25, 1999

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

About the Proxy Solicitation and the Annual Meeting

Election of Nine Directors

Ratification of the Selection of the Independent Auditors

Approval or Disapproval of Changes to the Fund's Fundamental Investment
Policies

     Approval or Disapproval of the Elimination of Certain Fundamental Investment Policies

Approval or Disapproval of the Ability to Purchase Options

Approval or Disapproval of Amendments to the Fund's Amended and Restated Articles of Incorporation

Information About the Fund

Proxies, Quorum and Voting at the Annual Meeting

About the Election of Directors

Directors Standing for Election

Nominees Not Presently Serving as Directors

Previously Elected Directors

Share Ownership of the Directors

Director Compensation

Officers of the Fund

Other Matters and Discretion of Attorneys Named in the Proxy

PROXY STATEMENT

FEDERATED UTILITY FUND, INC.

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

About the Proxy Solicitation and the Annual Meeting

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the annual meeting of shareholders of the Fund to be held on March 26, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such annual meeting and any adjournment or postponement thereof are referred to as the "Annual Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     At its meeting on November 17, 1998, the Board reviewed both the proposed amendments to the Amended and Restated Articles of Incorporation and the changes recommended in the investment policies of the Fund, and approved them subject to shareholder approval. The purposes of the Annual Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about January 25, 1999, to shareholders of record at the close of business on January 12, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding _________ shares of common stock.

     The Fund's annual report, which includes audited financial statements for the fiscal year ended February 28, 1998, was previously mailed to shareholders. Requests for a semi-annual report which contains unaudited financial statements for the period ended August 31, 1998, may be made in writing to the Fund's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

PROPOSAL #1:  ELECTION OF NINE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Directors. If elected by shareholders, Messrs. Constantakis, Cunningham, Donahue, Mansfield and Walsh will assume their responsibilities as Directors effective April 1, 1999. Please see "Information about the Fund" for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Directors on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Murray and Bigley were appointed Directors on February 14, 1995 and October 1, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board.

     All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. The nine individuals receiving the greatest number of votes at the Annual Meeting will be deemed to be elected Directors.

     If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Fund. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR
ELECTION TO THE BOARD OF DIRECTORS OF THE FUND

PROPOSAL #2:  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS__

     The 1940 Act requires that the Fund's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Board of the Fund, including a majority of its members who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP (the "Auditors") for the current fiscal year at a Board meeting held on May 12, 1998.

     The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Fund or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.

     Representatives of the Auditors are not expected to be present at the Annual Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

PROPOSAL #3:  APPROVAL OF CHANGES TO THE FUND'S

FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Fund's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have authorized the submission to the Fund's shareholders for their approval, and recommend that shareholders approve, the removal, amendment and/or reclassification of certain of the Fund's fundamental policies.

The proposed amendments would:

     (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

     By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below. Each sub-item will be voted on separately, and the approval of any item will require the approval of a majority of the outstanding shares of the Fund.

PROPOSAL #3(a):  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

 DIVERSIFICATION OF ITS INVESTMENTS

     The Fund's current fundamental investment policy regarding diversification of its investments states:

     "The Fund will not invest more than 5% of its total assets (valued at the time of investment) in the securities of any one issuer, except that this restriction does not apply to cash and cash items, repurchase agreements, and securities issued or guaranteed by the United States government or its agencies or instrumentalities."

     In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets, the Directors propose to amend the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. Such amendment would specifically: (i) add securities of other investment companies to the list of issuers which are excluded from the 5% limitation, and (ii) make clear that the diversification test is applied to 75% of the Fund's total assets, rather than 100% of its total assets.

     Upon approval of the Fund's shareholders, the fundamental investment policy governing diversification will be amended to read as follows:

     "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

     PROPOSAL #3(b): TO AMEND AND TO CHANGE FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S POLICY GOVERNING INVESTMENTS IN RESTRICTED SECURITIES

The Fund's current policy on restricted securities reads as follows:

     "The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of 1933)."

     This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Fund, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid and can be purchased without jeopardizing the liquidity of the Fund's portfolio.

     Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.

     The Fund's current policy prevents the Fund from acquiring a restricted security that may be viewed by the adviser as liquid, other than Section 4(2) commercial paper. If this proposal is approved, the Fund will be able to invest to an unlimited extent in restricted securities as long as they meet the Directors' guidelines for liquidity and the Fund's operating policy on restricted securities would read substantially as follows:

     "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets."

     Under the Fund's current policy on investing in illiquid securities, if a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Fund's total assets.

     If shareholders do not approve the removal of the policy on restricted securities, the Fund will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

     PROPOSAL #3(c): TO MAKE NON-FUNDAMENTAL THE PROHIBITION ON THE FUND'S INVESTMENTS IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER

     The Fund's current policy prohibits the acquisition of the securities of any issuer for the purpose of exercising control over, or management of, any company. "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

     When the Fund adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policy a non-fundamental operating policy, the Directors will have maximum flexibility to make changes in the policy to benefit the Fund and its shareholders without the expense and delay of holding a shareholder meeting. As an operating policy, the policy would continue to prohibit the Fund from investing in an issuer for the purpose of exercising control. The Fund does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control of the management of a company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

     PROPOSAL #3(d): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE FUND'S POLICY TO PERMIT THE FUND TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund currently has a fundamental investment policy that prohibits the purchase or retention of shares of any open-end investment company, exclusive of shares acquired as a result of a merger, consolidation or other plan of reorganization. The adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Fund's investments.

     Amending this policy would expand the investment opportunities available to the Fund by allowing the Fund to invest in other investment companies, including investing the Fund's temporary cash reserves in shares of money market funds. The 1940 Act limits both the portion of the Fund's assets that may be so invested in a particular fund, and the portfolio of such a fund that may be owned by the Fund. Normally, each investment company in which the Fund invests will have its own operating expenses, including advisory fees. It is expected that the duplicative expense are justified by the benefit of having access to the markets in which such a fund invests, or in the investment techniques or advisers of such funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Directors believe that maximum flexibility will be afforded to the Fund to amend the policy as appropriate in the future without the burden and delay to the Fund and its shareholders of holding a special meeting.

     The money market funds in which the Fund plans to invest pay an advisory fee. However, the Fund's investment adviser and the Directors believe that the benefits derived from having the cash invested outweigh any reduction in the amount earned as a result of such a fee. The ability to purchase shares of money market funds would be beneficial because it would provide the Fund additional investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Fund would be forced to hold some of its cash uninvested, resulting in little or no investment income.

     If shareholders approve this item, the new operating policy will read as follows in: (a) the Prospectus, and (b) the Statement of Additional Information:

(a)     "Investing in Securities of Other Investment Companies

     The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Fund's investment adviser."

(b)     "Investing in Securities of Other Investment Companies

     The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

PROPOSAL #3(e): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING TO PERMIT THE PURCHASE OF

SECURITIES WHILE BORROWINGS ARE OUTSTANDING

The Fund's current fundamental investment policy on borrowing states that:

     "The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments... The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

     Management has recommended that the Directors consider approving a revision to the fundamental policy that would permit the Fund to purchase securities while its borrowings are outstanding, as the Fund's investment adviser believes that the current policy unnecessarily limits the Fund's investments. If approved by shareholders, the phrase "The Fund ... may not purchase any portfolio securities while the borrowings are outstanding" will be deleted. The Fund would continue to be subject to the same percentage limitation on its borrowings --5% of the value of the Fund's total assets -- if the proposed change is approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

     PROPOSAL #3(f): TO MAKE NON-FUNDAMENTAL THE FUND'S POLICY REGARDING INVESTMENT IN SECURITIES OF FOREIGN ISSUERS

     The Fund is currently subject to a fundamental investment policy that prohibits the Fund from investing more than 15% of its total assets in securities of foreign issuers not listed on recognized exchanges. The management of the Fund would like to have the ability to invest in such securities in excess of the current percentage limitation because of the high credit quality of such instruments and the enhanced yield of foreign securities versus the yield on similar domestic securities. Such investments also offer opportunities for further diversification and flexibility in portfolio management.

     For the reasons cited above, and in the event of any future policy revisions by the SEC, the Directors also believe that this policy should be made an operating policy, subject to amendment only by the Directors. In doing so, the Directors can give the Fund's investment adviser maximum flexibility in managing the Fund's assets without the expense and delay of holding a shareholder meeting.

     Therefore, the Directors are recommending that the Fund's current investment policy respecting investing in foreign securities be revised by deleting the fundamental policy and percentage limitation described above. It will be replaced by an operating policy that will allow the Fund to invest in securities of foreign issuers that are not listed on recognized exchanges without limitation.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

PROPOSAL #4:  REMOVAL OF CERTAIN OF THE FUND'S

FUNDAMENTAL INVESTMENT POLICIES

     The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA, the securities laws of several states had prohibited an investment company whose shares would be sold in those states from investing in certain securities. As a consequence of those restrictions, the Fund adopted the investment policies described below which can be changed only upon the approval of shareholders. Since these prohibitions are no longer required under state law, the management of the Fund has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of securities which are permitted investments and which are consistent with its investment objective and policies.

PROPOSAL #4(a):  TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

 INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)

     The Directors have determined that the Fund's current policy on investment in new issuers is unnecessary. New issuers are those issuers that are considered "unseasoned" because they have been in operation for less than three years. Therefore, the Directors are recommending that the following policy be deleted:

     "The Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, which have been in operation for less than three years."

     If approved, the Fund will be able to invest in unseasoned companies without limit.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

PROPOSAL #4(b):  TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT
POLICY ON INVESTING IN OIL, GAS AND MINERALS

     The Directors have determined that the Fund's current investment policy on investment in oil, gas and minerals is unnecessary and are recommending that it be removed by deleting the following:

     "The Fund will not purchase interests in oil, gas, or mineral exploration or development programs, except it may purchase the securities of issuers which invest in and sponsor such programs."

     Like the policy in proposal #4(a), this policy originated many years ago with now obsolete state securities laws. In the event of shareholder approval, the Fund, while being permitted to purchase securities of issuers which invest in or sponsor such programs, will continue to be subject to the Fund's current credit quality standards.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

     PROPOSAL #4(c): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS

     The Directors have determined that the Fund's current policy on investment in issuers whose securities are owned by Officers and Directors of the Fund is unnecessary and are recommending that it be removed by deleting the following:

     "The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund or its Adviser owning individually (1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities."

     This policy originated many years ago with now obsolete state securities laws that were intended to prevent conflicts of interest in the management of mutual funds. Preventing conflicts of interest in Fund management is a critically important objective. Management believes that the Fund's Code of Ethics provides the best way to accomplish this goal. The Code of Ethics, which has been adopted in accordance with SEC rules, restricts the private investment activities of Officers, Directors and key advisory personnel and a wide range of employees of the Fund's investment adviser. If approved, the Fund will be able to invest in issuers without regard to whether the Officers or Directors of the Fund or its adviser own any securities of those issuers. However, because of the types of securities purchased by the Fund, it is highly unlikely that the Fund will purchase securities of any issuers whose securities are owned in material amounts by Officers or Directors of the Fund or its adviser.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

PROPOSAL #4(d):  TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

 INVESTING IN WARRANTS

     The Directors have determined that the Fund's current investment policy on investment in options is unnecessary and are recommending that it be removed by deleting the following:

     "The Fund will not invest more than 5% of its assets on warrants, not more than 2% of which can be warrants which are not listed on recognized exchanges."

     Like the proposals above, this policy originated in now obsolete state securities laws.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

     PROPOSAL #5: TO APPROVE THE REMOVAL OF THE 5% LIMITATION ON WRITING CALL OPTIONS AND TO APPROVE THE AUTHORITY TO PURCHASE OPTIONS

     The Fund is presently permitted to write call options on all or any portion of its portfolio to generate revenue for the Fund. Call options written by the Fund give the holder the right to buy the underlying securities of the Fund at a stated exercise price. The Fund's investments in call options are currently subject to a limitation that provides that the Fund's investment in call options shall not exceed 5% of the Fund's total assets.

     The Fund's investment adviser has recommended that the Fund's investment policies be expanded to permit the purchase of put options on financial futures contracts and put options on portfolio securities. Financial futures may include index futures. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. If approved by shareholders, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange.

     If approved by shareholders, the Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange. The Fund will purchase options only from investment dealers and other financial associations (such as commercial banks or savings associations) deemed creditworthy by the Fund's investment adviser.

     In general, over-the-counter put options differ from exchange traded put options in the following respects. Over-the-counter put options are two party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a New York Stock Exchange member). Additionally, over-the-counter strike prices are adjusted to reflect dividend payments, initial strike prices are generally set at market, and option premiums (which are all time premiums) are amortized on a straight line basis over the life of the option. In contrast, exchange traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from the Options Clearing Corporation. Strike prices are not adjusted for dividends, and options are marked to market, thereby obviating the need to amortize the time premium. Exchange traded options have a continuous liquid market while over-the-counter options do not.

     If approved by shareholders, the current 5% limitation on investments in call options will be eliminated. Although it is expected that the Fund will reserve the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Directors.

     The Fund's proposed investments in options present certain risks. If the Fund purchases puts on financial futures contracts to protect against declines in prices of portfolio securities, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio of investments. This may cause the futures contract and its corresponding put to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such an event, the Fund may lose the purchase price of the put option. Finally, it is not certain that a secondary market for options will exist at all times. Although the Fund's investment adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. The Fund's ability to establish and close out option positions depends on this secondary market.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

PROPOSAL #6:  TO APPROVE AMENDMENTS TO THE FUND'S
ARTICLES OF INCORPORATION

     Mutual funds, such as the Fund, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Fund, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Articles of Restatement to the Fund's Articles of Incorporation in 1993, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Several items in the Fund's current Articles of Restatement prohibit the Fund from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting. Accordingly, the Directors have approved, and have authorized the submission to the Fund's shareholders for their approval, of certain amendments to the Fund's Articles of Incorporation. If these amendments are approved by shareholders, and in light of other amendments that have been adopted to the Articles of Incorporation that do not require shareholder approval, it is contemplated that the Amended and Restated Articles of Incorporation will, following Board approval, be filed in Maryland following the Annual Meeting. The approval of each proposed amendment will require the affirmative vote of 75% of the shares entitled to be voted on the respective amendment.

     PROPOSAL #6(a): TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO REQUIRE THE APPROVAL OF A "1940 ACT" MAJORITY OF SHAREHOLDERS IN THE EVENT OF THE SALE AND CONVEYANCE OF THE ASSETS OF THE FUND TO ANOTHER FUND OR CORPORATION

     The Articles of Restatement currently require the favorable vote of the holders of at least 75% of the outstanding shares of the Fund to approve, adopt or authorize: (i) a merger or consolidation of the Fund with any other corporation, or (ii) a sale of all or substantially all of the assets of the Fund (other than in the regular course of its investment activities), unless such action has previously been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Directors fixed in accordance with the By-Laws, in which case a favorable vote of the holders of a majority of the shares of the Fund shall be sufficient. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of such a sale and conveyance, the Directors have adopted an amendment that would permit a "1940 Act" majority vote to approve these types of transactions. A "1940 Act" majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less.

     There is currently no plan to sell and convey shares of the Fund to any other open-end management investment company. To provide the Fund with maximum flexibility, and in the event circumstances would change, and the Directors would determine that a sale and conveyance of assets would be in the best interest of the Fund, the Directors are recommending that shareholders approve the adoption of this proposed amendment to the Amended and Restated Articles of Incorporation.

     If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

     "The Directors, with the approval of a vote of the holders of a majority of the shares of the Fund may by unanimous action sell and convey the assets of the Fund to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Directors shall distribute the remaining proceeds ratably among the holders of the shares of the Fund then outstanding."

     In the event that the amendment to the Amended and Restated Articles of Incorporation is not approved by shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Restatement, and the Board of Directors will consider what action, if any, should be taken.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

     PROPOSAL #6(b): TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SHAREHOLDER APPROVAL

     Shareholders are being asked to approve an amendment to the Fund's Amended and Restated Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Fund, or a class or series of the Fund, and then redeem all outstanding shares of any portfolio or class of the Fund. Currently, a vote of shareholders is required to liquidate the Fund. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Fund's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Restatement as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Fund. If it is determined that it is no longer advisable to continue the Fund, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain.

     If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

     "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Fund then outstanding, the Fund may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Fund. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund, or any class or series thereof, the Directors shall distribute the remaining assets of the Fund ratably among the holders of the outstanding shares of the Fund, or any affected class or series thereof."

     In the event that the amendment to the Amended and Restated Articles of Incorporation to allow the Directors to liquidate the Fund as set forth above is not approved by the shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Restatement, and the Directors will consider what action, if any, should be taken.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Annual Meeting

     The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Annual Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors, the ratification of the selection of the Auditors, and the amendments of the charter.

     Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Annual Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

About the Election of Directors

     When elected, the Directors will hold office during the lifetime of the Fund except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

     Set forth below is a listing of: (i) Directors standing for election, (ii) Nominees standing for election who are not presently serving as Directors, and
(iii) Directors previously elected, along with their addresses, birthdates, present positions with the Fund, if applicable, and principal occupations during the past five years:

Directors Standing for Election

Thomas G. Bigley

15 Old Timber Trail

Pittsburgh, PA

Birthdate: February 3, 1934

Director

     Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.

Wood/IPC Commercial Department

John R. Wood and Associates, Inc., Realtors

3255 Tamiami Trail North

Naples, FL

Birthdate: June 23, 1937

Director

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Peter E. Madden

One Royal Palm Way

100 Royal Palm Way

Palm Beach, FL

Birthdate: March 16, 1942

Director

     Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University

Pittsburgh, PA

Birthdate: December 20, 1932

Director

     President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Nominees Not Presently Serving as Directors

Nicholas P. Constantakis

175 Woodshire Drive

Pittsburgh, PA

Birthdate:  September 3, 1998

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

John F. Cunningham

353 El Brillo Way

Palm Beach, FL

Birthdate:  March 5, 1943

     Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (consulting organization to high technology and computer companies in the financial community); Director, EMC Corporation.

J. Christopher Donahue

Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.

Charles F. Mansfield, Jr.

54 Pine Street

Garden City, NY

Birthdate:  April 10, 1945

Management consultant.

John S. Walsh

2007 Sherwood Drive

Valparaiso, IN

Birthdate:  November 28, 1957

     President, Heat Wagon, Inc., Manufacturers Products, Inc. ("MPI") and the Portable Heater Parts division of MPI (engineering, manufacturing and distribution of portable, temporary heating equipment) (1996-present); Director, Walsh & Kelly, Inc., asphalt road construction business; formerly, Vice President, Walsh & Kelly, Inc. (1984-1996).

Previously Elected Directors

John F. Donahue#*

Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund and Nominee for Director.

William J. Copeland

One PNC Plaza - 23rd Floor

Pittsburgh, PA

Birthdate: July 4, 1918

Director

     Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd

571 Hayward Mill Road

Concord, MA

Birthdate: May 18, 1922

Director

     Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*

3471 Fifth Avenue, Suite 1111

Pittsburgh, PA

Birthdate: October 11, 1932

Director

     Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.#

Miller, Ament, Henny & Kochuba

205 Ross Street

Pittsburgh, PA

Birthdate: June 18, 1924

Director

     Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Wesley W. Posvar

1202 Cathedral of Learning

University of Pittsburgh

Pittsburgh, PA

Birthdate: September 14, 1925

Director

     Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts

4905 Bayard Street

Pittsburgh, PA

Birthdate: June 21, 1935

Director

     Public Relations/Marketing/Conference Planning; Director or Trustee of the Funds.

     * This Director is deemed to be an "interested person" as defined in the 1940 Act.

     # Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

     As referred to above, "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Fund

     Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Fund: [INSERT 5% HOLDERS]



Director Compensation

        Aggregate
Name,   Compensation

Position With  From   Total Compensation Paid
Fund    Fund*# From Fund Complex+

John F. Donahue       $0     $-0- for the Fund and
Chairman and Director        56 other investment companies in the Fund Complex

Thomas G. Bigley      $2,141.95     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

John T. Conroy, Jr.   $2,356.48     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

William J. Copeland   $2,356.48     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

James E. Dowd  $2,356.48     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.      $2,141.95      $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.      $2,356.48      $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

Peter E. Madden       $2,141.95     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

John E. Murray, Jr.   $2,141.95     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

Wesley W. Posvar      $2,141.95     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

Marjorie P. Smuts     $2,141.95     $_______ for the Fund and
Director              56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended February 28, 1998.

# The aggregate compensation is provided for the Fund which is comprised of one portfolio.

+The information is provided for the last calendar year.

     During the fiscal year ended February 28, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

     Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended February 28, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Fund

     The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

John F. Donahue

Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund and Nominee for Director.

J. Christopher Donahue

Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.

Richard B. Fisher

Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

     Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or
Trustee of some of the Funds.

Edward C. Gonzales

Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

     Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle

Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

     Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

     None of the Officers of the Fund received salaries from the Fund during the fiscal year ended February 28, 1998.

     Federated Services Company, a subsidiary of Federated Investors, is the Fund's administrator and provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal year ended February 28, 1998, Federated Services Company earned $1,145,447.

     Federated Securities Corp., a subsidiary of Federated Investors, Inc., is the principal distributor of the Fund's shares. Federated Securities Corp. receives no compensation from the Fund for its services.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Utility Fund, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

John W. McGonigle

Secretary

January 25, 1999

FEDERATED UTILITY FUND, INC.

Investment Adviser

PASSPORT RESEARCH, LTD.

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

Distributor

FEDERATED SECURITIES CORP.

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

Administrator

FEDERATED SERVICES COMPANY

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

Cusip

(_____/99)

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Utility Fund, Inc. hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Federated Utility Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on March 26, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED UTILITY FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Directors of the Fund

                             FOR                   [   ]

     Proposal 1 To elect Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Directors of the Fund

FOR                   [   ]

AGAINST        [   ]

WITHHOLD AUTHORITY

TO VOTE        [   ]

FOR ALL EXCEPT [   ]

     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

     Proposal 2 To ratify the selection of Ernst & Young LLP as the Fund's independent auditors

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

Proposal 3     To make changes to the Fund's fundamental investment policies:

     3(a) To approve a revision in the Fund's fundamental investment policy with regard to diversification of its investments

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

     3(b) To approve making non-fundamental, and amending, the Fund's fundamental investment policy regarding investing in restricted securities

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

     3(c) To approve making non-fundamental the Fund's fundamental investment policy prohibiting investment in securities to exercise control of an issuer

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

     3(d) To approve making non-fundamental, and amending, the Fund's fundamental investment policy to permit the Fund to invest in the securities of other investment companies

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

     3(e) To approve a revision in the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

     3(f) To approve changing from fundamental to a non-fundamental operating policy, and amending, the Fund's fundamental investment policy on investing in securities of foreign issuers

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

     Proposal 4: To eliminate certain of the Fund's fundamental investment policies:

        4(a)   To approve removing the Fund's fundamental investment policy on investing in new issuers

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

        4(b)   To approve removing the Fund's fundamental investment policy on investing in oil, gas, and minerals

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

        4(c)   To approve removing the Fund's fundamental investment policy on investing in issuers whose securities are owned by Officers and Directors

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

        4(d)   To approve removing the Fund's fundamental investment policy on investing in warrants

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

Proposal 5     To approve the addition of the authority to purchase options and to remove the 5% limitation on investing in options

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

Proposal 6     To approve amendments to the Fund's Amended and Restated
Articles of Incorporation:

     6(a) To approve an amendment to the Fund's Amended and Restated Articles of Incorporation requiring the approval by a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Fund to another fund or corporation

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

     6(b) To approve an amendment to the Fund's Amended and Restated Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without shareholder approval to the extent permitted under Maryland law

FOR                   [   ]

AGAINST        [   ]

ABSTAIN        [   ]

YOUR VOTE IS IMPORTANT

Please complete, sign and return

this card as soon as possible

mark with an X in the box.

Signature

Signature (Joint Owners)

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

     You may also vote your proxy by telephone by calling 1-800-________, or through the

Internet at proxyvote.com.